UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2003

                          FENTON GRAHAM MARKETING, INC.

             (Exact name of registrant as specified in its charter)

           Nevada                     000-50286                 86-1042805
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)

            13215 Verde River Drive, Unit 1, Fountain Hills, AZ 85268
               (Address of principal executive offices) (Zip Code)

                                 (480) 836-8720
                         (Registrant's telephone number)

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Item 4. Changes in Registrant's Certifying Accountant.

Fenton Graham Marketing, Inc. (the "Company") has dismissed Stonefield Josephson, Inc., (the "Former Accountant") as the independent auditor of the Company effective October 30, 2003. The Company has engaged Epstein, Weber & Conover, PLC, as its independent auditor effective October 30, 2003. The decision to change independent auditors has been approved by the Company's board of directors.

The Former Accountant's report dated March 5, 2003 on the Company's consolidated balance sheets as of December 31, 2002 and the consolidated statements of operations, stockholders' equity and cash flows for the year ended December 31, 2002 and the periods from October 17, 2001 (inception) to December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the Former Auditor's report expressed doubt regarding our ability to continue as a going concern.

There were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused it to make reference thereto in its report on the financial statements for such periods and the subsequent interim periods.

In connection with the audits of the periods referenced above and the subsequent interim periods, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(B)(1) through (3) of
Item 304 of Regulation S-B.

The Company has provided the Former Accountant with a copy of the foregoing disclosures and has requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received the requested letter from the Former Accountant and a copy of the letter has been filed as an exhibit to this report in accordance with Item 601 of Regulation S-B.

At no time preceding October 30, 2003 has the Company (or anyone on behalf of the Company) consulted with Epstein, Weber & Conover, PLC on matters regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

      16.1  Letter of Former Auditor dated November 6, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 6, 2003.

                             Fenton Graham Marketing, Inc., a Nevada corporation

                             By: /s/ J.P. Schrage
                                ---------------------------------------------
                                J.P. Schrage, CEO and CFO